Significant estimates and accounting judgments	12 Months Ended
Dec. 31, 2017
Disclosure of significant estimates and accounting judgments [Abstract]
Disclosure of accounting judgements and estimates [text block]
3.	Significant estimates and accounting judgments

The preparation of the consolidated financial statements requires management to make judgements, estimates and assumptions that affect the reported amounts of assets, liabilities, sales revenues, costs and commitments recognized in the financial statements and the accompanying disclosures. The Group based its assumptions and estimates on parameters available when the consolidated financial statements were prepared. Uncertainty about these assumptions and estimates could result in outcomes that required a material adjustment to the carrying amount of assets or liabilities affected in future periods. Changes in estimates are adjusted prospectively in the period in which the estimate is revised.

In the process of applying the Group’s accounting policies, management has made the following judgments and estimates which have the most significant impact on the amounts recognized in the consolidated financial statements:

3.1	Oil and gas reserves

Hydrocarbon reserves are estimates of the amount of hydrocarbons that can be economically and legally extracted from the Group’s oil and gas properties.

The reserves estimation is conducted annually as of December 31 in accordance with the United States Securities and Exchange Commission (SEC) definitions and rules set forth in Rule 4-10(a) of SEC Regulation S-X and the disclosure guidelines contained in the SEC final rule - Modernization of Oil and Gas Reporting.

As required by current regulations, the future estimated date on which a field will no longer produce for economic reasons, is based on actual costs and average of crude prices (calculated as the arithmetical average of prices on the first day of the past 12 months). The estimated date for end of production will affect the amount of reserves, unless the prices have been defined by contractual agreements; therefore, if the prices and costs change from one year to the other, the proved reserves estimate also changes. Generally, our proved reserves decrease as prices go down and increase when prices go up.

Reserves estimation is an inherently complex process and it involves professional judgments. Reserves estimations are prepared using geological, technical and economic factors, including projections of future production rates, oil prices, engineering data and duration and amount of future investments, and they imply a certain degree of uncertainty. These estimations reflect the regulatory and market conditions existing on the date of reporting, which could significantly differ from other conditions during the year or in future periods. Any changes in regulatory and/or market conditions and assumptions could materially affect the reserves estimation.

Impact of oil reserves and natural gas in depreciation and depletion

Changes to estimations for proven developed reserves may affect the carrying amounts of exploration and production assets, natural resources and environment, goodwill, liabilities for dismantling and depreciation, depletion and amortization. With all other variables remaining unchanged, a decrease in estimated proven reserves would increase, prospectively, depreciation, depletion and amortization costs, while an increase in reserves would reduce depreciation and amortization expenses, as depreciation, depletion and amortization charges are calculated using the units of production method.

Information about the carrying amounts of exploration and production assets and the amounts charged to income, including depreciation, depletion and amortization, is presented in Notes 15 and 16.

3.2	Asset impairment (recovery)

Management uses its professional judgment in assessing the existence of evidence of an expense for (recovery of) impairment, based on internal and external factors.

When an indicator of impairment or reversal of a prior periods impairment exists, the Group estimates the recoverable amount of the cash generating units (CGU), which is considered the greater of fair value less costs of disposal and the value in use.

The assessments require the use of estimates and assumptions, such as, among other factors: (1) estimation of the volumes and market value of oil and natural gas reserves; (2) production profiles for oilfields and the future production of refined and chemical products; (3) investments, taxes and future costs; (4) useful life of assets; (5) long-term prices; (6) the discount rate, which is revised annually and determined as the weighted average cost of capital (WACC); and (7) changes in environmental regulation. The recoverable amount is compared to the carrying amount of the asset, thus determining whether the asset is impaired or if the impairment recognized in prior periods should be reversed.

A previously recognized impairment loss is reversed only if there has been a change in the assumptions used to determine the assets or in the CGU’s recoverable amount since the last impairment loss was recognized. The reversal is limited so that the carrying amount of an asset or CGU, other than goodwill, does not exceed either its recoverable amount, or the carrying amount that would have been determined (net of amortization or depreciation) had no impairment loss been recognized for the asset or CGU in prior periods.

Future oil price assumptions are estimated at current market conditions. Expected production volumes, which comprise proven and unproved reserves, are used for impairment testing because management believes this to be the most appropriate indicator of expected future cash flows, which would also be considered by market participants. Reserves estimates are inherently imprecise and subject to risk and uncertainty. Furthermore, projections about unproved volumes are based on information that is necessarily less robust than what is available for mature reservoirs.

These estimates and assumptions are subject to risk and uncertainty. Therefore, there is a possibility that changes in circumstances will impact these projections, which may also impact the recoverable amount of assets and/or CGUs, hence, may also affect the recognition of an impairment loss or the reversal of prior period impairment amounts.

3.3	Exploration and evaluation costs

The application of the Group’s accounting policy for exploration and evaluation costs requires judgment in order to determine whether future economic benefits are likely, either from future exploitation or sale, or whether activities have not reached a stage which permits a reasonable assessment of the existence of reserves. Certain exploration and evaluation costs are initially capitalized when it is expected that commercially viable reserves will result. The Group uses its professional judgment of future events and circumstances and makes estimates in order to annually assess the generation of future economic benefits for extracting oil resources, as well as technical and commercial analyses to confirm its intention of continuing their development. Changes regarding available information such as drilling success level or changes in the project's economics, production costs, and investment levels, as well as other factors, may result in capitalized exploration drilling costs being recognized in profit or loss for the period. The expenses for dry wells is included in operating activities in the consolidated statement of cash flows.

3.4	Determination of cash generating units (CGU)

The allocation of assets in cash generating units requires significant judgment, as well as assessments regarding integration among assets, the existence of active markets, and similar exposure to market risk, shared infrastructure, and the way in which management monitors the operations. See Note 4.12 - Impairment of non-financial assets for more information.

3.5	Abandonment and dismantling costs of fields and other facilities

According to environmental and oil regulations, the Group is required to bear the costs for the abandonment of oil extraction and transportation facilities, which include the cost of plugging and abandoning wells, dismantling facilities, and environmental remediation in the affected areas.

Estimated abandonment and dismantling costs are recorded at the time of the installation of the assets and are reviewed annually.

The calculations for these estimations are complex and involve significant judgments by Management. The ultimate decommissioning costs are uncertain and cost estimates can vary in response to many factors, including changes to relevant legal requirements, the emergence of new restoration techniques or experience at other production sites. The expected timing, extent and amount of expenditure may also change, for example, in response to changes in internal cost projections, changes in reserve estimates, future inflation rates and discount rates. The Group considers that the abandonment and dismantling costs are reasonable, based on the experience of the Group and market conditions; nevertheless, significant variations in external factors used for the calculation of the estimation could significantly impact the amounts recorded in the financial statements.

3.6	Pension plan and other benefits

The determination of expenses, liabilities and adjustments relating to pension plans and other defined retirement benefits makes it necessary for management to use its judgment in the application of actuarial assumptions made in the actuarial calculation. The actuarial assumptions include estimates regarding future mortality, retirement, changes in compensation and discount rate in order to reflect the time value of money, in addition to the rate of return on the plan's assets. Due to the complexity in the valuation of these variables, as well as their long term nature, the estimated amounts are quite sensitive to any change in these assumptions.

These assumptions are reviewed on an annual basis and may differ materially from actual results due to changes in economic and market conditions, regulatory changes, judicial rulings, higher or lower retirement rates, or longer or shorter life expectancies among employees.

3.7	Goodwill impairment

In December of each year, the Group performs an annual impairment test on goodwill to assess if its carrying amount may be impaired.

The determination of the recoverable amount is described in note 4.12 and its calculation requires assumptions and estimates. The Group considers that the assumptions and estimations used are reasonable and supportable based on the current market conditions and are aligned to the risk profile of the related assets. However, if different assumptions and estimations are used, they could lead to different results. Valuation models used to determine fair value are sensitive to changes in the underlying assumptions. For example, sales volumes and prices that will be paid for the purchase of raw materials are assumptions that may vary in the future. Adverse changes in any of these assumptions could lead to the recognition of goodwill impairment.

3.8	Litigation

The Group is subject to claims relating to regulatory and arbitration proceedings, tax assessments and other claims arising in the normal course of business. Management evaluates these claims based on their nature, the likelihood that they materialize and the amounts involved, to decide on the amounts recognized and/or disclosed in the financial statements.

This analysis, which may require considerable judgment, includes the assessment of current legal proceedings brought against the Group and claims not yet initiated. A provision is recognized when the Group has a present obligation derived from a past event, it is likely that an outflow of resources of economic benefits will be required to settle the obligation, and a reliable estimate of the amount of such obligation can be made.

3.9	Taxes

Calculation of the income tax provision requires interpretation of tax law in the jurisdictions where the Ecopetrol Business Group operates. Significant judgment is required to determine estimates for income tax on taxable profits and to evaluate the recoverability of deferred tax assets, which are based on the ability to generate sufficient taxable income during the periods in which such deferred taxes could be used or deduct.

To the extent that future cash flows and taxable income differ significantly from the estimates, the Group's ability to realize the deferred tax assets recorded could be affected.

Furthermore, changes in tax rules could limit the capacity of the Group to obtain tax deductions in future years, as well as the recognition of new tax liabilities resulting from auditing conducted by the tax authorities.

Tax positions taken involve a thorough assessment by Management, and are reviewed and adjusted in response to situations such as expiration in the applicability of laws, closing of tax audits, additional disclosures caused by any legal issue or a court decision relevant to a particular tax issue. The Group records provisions based on estimated potential liabilities that could be derived from a tax audit. The amount of these provisions depends on factors such as previous experience in tax audits and different interpretations of tax legislation. The actual results may differ from the estimates recorded.

3.10	Hedge accounting

The process of identifying hedging relationships between hedged items and the underlying instruments (derivative and non-derivative such as long-term foreign currency-denominated debt), and their corresponding effectiveness, requires the use of judgment by management. The Group periodically monitors the alignment between its hedge instruments and its risk management policy.